Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 20, 2002 included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 Nos. 33-99176 and 333-40967 and Registration Statement on Form S-3 File No. 333-48567.

                                                    ARTHUR ANDERSEN LLP

New York, New York
May 3, 2002